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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
En Pointe Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EN POINTE TECHNOLOGIES, INC.
100 N. Sepulveda Boulevard, 19th Floor
El Segundo, California 90245

January 27, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of En Pointe Technologies, Inc. (the "Company") to be held at 8:00 a.m. on Tuesday, February 24, 2004, in the Marina/Manhattan Room at the DoubleTree Club Hotel, 1985 East Grand Avenue, El Segundo, California 90245.

        At the Annual Meeting you will be asked to elect seven (7) directors of the Company and to approve the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending September 30, 2004. All of these matters are described in detail in the accompanying Notice of Annual Meeting and Proxy Statement. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

        We look forward to greeting personally those stockholders who are able to be present at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO BE WITH US AT THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE.

                      Very truly yours,

                      Bob Din
                       Chief Executive Officer and
                      Chairman of the Board of Directors

EN POINTE TECHNOLOGIES, INC.
100 N. Sepulveda Boulevard, 19th Floor
El Segundo, California 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 24, 2004

TO THE STOCKHOLDERS OF EN POINTE TECHNOLOGIES, INC.:

        The 2004 Annual Meeting of Stockholders (the "Annual Meeting") of En Pointe Technologies, Inc. (the "Company"), will be held at 8:00 a.m. on Tuesday, February 24, 2004, in the Marina/Manhattan Room at the DoubleTree Club Hotel, 1985 East Grand Avenue, El Segundo, California 90245, for the following purposes as more fully described in the accompanying Proxy Statement, which is incorporated herein by reference:

  (1)
  To elect seven (7) directors to the Board of Directors; and

  (2)
  To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 2004; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors intends to present for election as directors the nominees named in the accompanying Proxy Statement, whose names are incorporated herein by reference.

        Stockholders of record at the close of business on January 9, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person. STOCKHOLDERS WHO ARE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING IN PERSON MAY REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                      By Order of the Board of Directors

                      Robert A. Mercer
                       Secretary

January 27, 2004

EN POINTE TECHNOLOGIES, INC.
100 N. Sepulveda Boulevard, 19th Floor
El Segundo, California 90245

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 24, 2004

        This Proxy Statement is furnished to the holders of Common Stock, par value $.001 per share (the "Common Stock"), of En Pointe Technologies, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of the enclosed proxy for use at the Annual Meeting of Stockholders to be held on Tuesday, February 24, 2004 (the "Annual Meeting"), or at any adjournment thereof. The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

        Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about January 27, 2004 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile, electronic mail or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum at the Annual Meeting otherwise might not be obtained.

Revocability and Voting of Proxy

        A proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Any stockholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are given, proxies will be voted FOR approval of Proposals Nos. 1 and 2 as set forth in the accompanying Notice of Annual Meeting of Stockholders.

Record Date and Voting Rights

        Only stockholders of record at the close of business on January 9, 2004 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. On January 9, 2004, there were 6,721,827 shares of Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

        Proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

"Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes on Proposals Nos. 1 and 2 is discussed under each respective Proposal.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of January 9, 2004 by (i) each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company's executive officers named in the Summary Compensation Table (see "Executive Compensation") and (iv) by all executive officers and directors of the Company as a group. The information as to each person or entity has been furnished by such person or group

	Shares Beneficially Owned(1)
Name of Beneficial Owner
	Number	Percentage
Attiazaz "Bob" Din(2)(3)(4)	1,088,984	16.1%
Zubair Ahmed(5)	679,016	10.0%
Naureen Din(2)(3)	603,072	8.9%
Kevin Schatzle(6)	107,930	1.6%
Kathy Perez(7)	71,485	1.1%
Kevin Ayers(8)	64,653	1.0%
Mark Briggs(9)	50,620	*
Javed Latif(10)	41,080	*
Edward Hunter	—	*
Mansoor Shah	—	*
Timothy Lilligren	—	*
All executive officers and directors as a group (11 persons)(11)	2,706,840	37.6%

* Less than 1%.

(1)
Applicable percentage of ownership at January 9, 2004, is based upon 6,721,827 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of January 9, 2004 are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise specified, the address for each beneficial owner is the Company's principal executive offices, 100 North Sepulveda Boulevard, 19th Floor, El Segundo, California 90245.

(2)
Bob and Naureen Din are married, and each may therefore be deemed to have a beneficial interest in each other's shares of Common Stock. However, Mr. and Mrs. Din have each disclaimed beneficial ownership in each other's shares. The number of shares reported for each of Mr. and Mrs. Din reflects 50% of the total number of shares beneficially owned by Mr. and Mrs. Din together. Additionally, the amount reported for Mrs. Din excludes shares held in trust for her daughter, Mediha Din, of which Mr. Din serves as trustor.

(3)
Includes 61,620 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(4)
Includes 485,912 shares of Common Stock held in trust for which Mediha Din, the daughter of the Dins, is the beneficiary and her father, Bob Din, serves as trustor.

(5)
Includes 36,620 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(6)
Includes 103,600 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(7)
Includes 71,485 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(8)
Includes 64,653 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(9)
Includes 41,620 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(10)
Includes 41,080 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

(11)
Includes 482,298 exercisable option shares, which is the aggregate of all options shares owned and exercisable, including those options exercisable within 60 days of January 9, 2004.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Effective as of the date of the Annual Meeting, the number of members of the Board of Directors will be automatically reduced from nine (9) to seven (7) and Verdell Garroutte and Walter Larkins will retire from the Board and will not to stand for reelection. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below. All of the nominees presently are directors of the Company. Directors are elected at each annual stockholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified.

        Each nominee has indicated that he or she is willing and able to serve as director if elected. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

        The names and certain information concerning the seven (7) nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Vote Required

        The seven (7) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast "FOR" a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Broker non-votes and proxies marked "withheld" as to one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

Directors

        The nominees, their ages the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

Name	Age	Position
Attiazaz ("Bob") Din	51	Chairman of the Board, President and Chief Executive Officer
Naureen Din	49	Director
Zubair Ahmed(1)	51	Director
Mark Briggs	46	Director
Edward O. Hunter(2)(3)	56	Director
Mansoor S. Shah(1)(2)(3)	55	Director
Timothy J. Lilligren(1)(2)	50	Director

(1)
Member of Nominating Committee.

(2)
Member of Audit Committee.

(3)
Member of Compensation Committee.

        Attiazaz ("Bob") Din is a founder of the Company and has served in various capacities with the Company since its inception in January 1993. Mr. Din has served as a director since April 1994, as the Chairman of the Board and Chief Executive Officer of the Company since January 1996, and as President since March 2002. Mr. Din also previously served as the Company's President from April 1994 to September 1997 and from January 1999 to May 2000. Prior to founding the Company, from November 1985 to January 1993, Mr. Din served as Chairman of the Board of Directors, President and Chief Executive Officer of InfoSystems Computer Center, a Southern California-based reseller of computer products. Mr. Din also served on the Board of Directors of SupplyAccess, Inc., a former affiliated company and is also a Director of En Pointe Ventures, Inc. a wholly-owned subsidiary of the Company. Mr. Din is the husband of Naureen Din and the brother-in-law of the Company's Senior Vice President of Operations, Javed Latif.

        Naureen Din is a founder of the Company and currently serves as a director of the Company. Mrs. Din has served as a director since January 1993. Mrs. Din previously served as Secretary from the Company's inception in January 1993 to March 30, 2001, as President from the Company's inception to April 1994, as Chief Executive Officer from the Company's inception until January 1996 and as Chief Financial Officer from the Company's inception until October 1995. Mrs. Din also sits as a Director on the Board of Development in Literacy, a non-profit organization. Mrs. Din was not employed immediately prior to January 1993. Mrs. Din is the wife of Bob Din.

        Zubair Ahmed has been a director of the Company since April 1994. Mr. Ahmed previously served as an Executive Vice President of the Company from April 1994 to December 1995 and as Director of Business Development of the Company from May 1993 to April 1994. From January 1989 to April 1993, Mr. Ahmed served as the General Manager of Inter Equipment Establishment, a seller of heavy equipment.

        Mark Briggs has been a director of the Company since March 1998. Since October 2003, Mr. Briggs has served as the Chairman and CEO of En Pointe Global Services, Inc. See "Certain Transactions". From January 1997 to July 2003, Mr. Briggs was the President and Chief Executive Officer of ClientLogic Corporation (formerly Softbank Services Group), a leading outsourcer to the digital marketplace. From January 1993 through the end of 1996, Mr. Briggs served as the President and Chief Executive Officer of Intelligent Electronics, Reseller Division. Mr. Briggs was also a director for firstsource.com (formerly firstsource corp.), a former subsidiary of the Company.

        Edward O. Hunter has been a director of the Company since August 2003. Since March 2002, Mr. Hunter has been an attorney of counsel to Robinson & Robinson, LLP, a business transactional and litigation law firm. From July 2000 to March 2002, Mr. Hunter maintained a private law practice and was Vice President and General Counsel for an international telecommunications joint venture during its start-up development phase. Prior to that, for an approximate nine year period, Mr. Hunter practiced law with LeBoeuf, Lamb, Greene & MacRae, LLP, a large multinational law firm, with emphasis on clients in heavy manufacturing, importation and national distribution.

        Mansoor S. Shah has been a director of the Company since December 2003. Dr. Shah is a full-time practicing physician. Since 1978, Dr. Shah has been President of the Lakewood Primary Care Medical Group where he is responsible for managing and coordinating the medical care of approximately 10,000 patients annually in four Southern California regional hospitals In addition, in 1996, Dr. Shah was appointed Chairman and Chief Executive Officer of Lakewood Health Plan, Inc., an individual physicians' association ("IPA") with a membership of 650 physicians, where he is responsible for the overall management and profitability of the IPA.

        Timothy J. Lilligren has been a director of the Company since December 2003. Mr. Lilligren is a practicing CPA, with offices in Manhattan Beach, California. Since 1984 he has conducted his practice as a sole practitioner, offering his clients audit and tax services in a variety of industries. Mr. Lilligren has served on the boards of local non-profit organizations in various capacities including Treasurer. In addition to his practice, from 1988 through 2001, Mr. Lilligren was active in Manhattan Beach politics including serving as City Clerk, City Councilman, Mayor, and a member of the City Finance Committee.

Board Committees and Meetings

        The Board of Directors of the Company held eight meetings during the fiscal year ended September 30, 2003. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of the number of meetings of the Board and the number of meetings held by all committees of the Board on which he served. The Company does not currently have a specific policy regarding director attendance at annual stockholder meetings. However, six members of the Board of Directors attended the 2003 Annual Meeting of Stockholders. Bob Din and Naureen Din are husband and wife. Javed Latif, Senior Vice President of Operations is the brother-in-law of Bob Din. There are no other family relationships among any of the directors or executive officers of the Company.

        The Board of Directors has determined that, except as noted below, all of the members of the Board are "independent directors" within the meaning of Rule 4200 of the NASD:

  •
  Bob Din is not considered independent because he is an executive officer of the Company.

  •
  Naureen Din is not considered independent because she is an employee of the Company.

Audit Committee

        The Company's Audit Committee is composed entirely of directors who are "independent" as defined in the NASDAQ listing standards. The Company's Audit Committee for fiscal year 2003 was composed of Barry Abelson and Messrs. Briggs and Larkins. On July 21, 2003, Mr. Abelson resigned and was replaced by Mr. Hunter on August 15, 2003. On September 30, 2003, Mr. Larkins was replaced by Mr. Ahmed who was appointed to the Audit Committee to serve as its Chairman. On October 13, 2004, Mr. Briggs resigned and was replaced by Mr. Larkins. On December 4, 2003, Mr. Lilligren replaced Mr. Ahmed as the Chairman of the Audit Committee. Assuming the election of management's nominees to the Board of Directors, the Audit Committee for fiscal year 2004 shall consist of Messrs. Lilligren, Shah and Hunter. The principal functions of the Audit Committee are:

  •
  to select the Company's independent accountants;

  •
  to review with the independent accountants the scope and anticipated cost of their audit, and to review their independence and performance;

  •
  to review accounting practices, financial structure and financial reporting, including the results of the annual audit and the review of quarterly interim financial statements; and

  •
  to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

        The Audit Committee met nine times during the fiscal year ended September 30, 2003. The Company adopted its current Audit Committee Charter at a meeting held on January 22, 2004, a copy of which is attached as Exhibit A to this Proxy Statement.

Audit Committee Financial Experts

        The Board of Directors anticipates that Messrs. Lilligren and Shah will serve on the Company's Audit Committee and believes that each qualifies as a "financial expert" as that term is used in the rules and regulations of the SEC. The Board of Directors has determined that Messrs. Lilligren and Shah are "independent" as defined in the NASDAQ listing standards.

Compensation Committee

        The Company's Compensation Committee for fiscal year 2003 was composed of Barry Abelson and Messrs. Briggs and Larkins. Following Mr. Abelson's resignation on July 21, 2003, Mr. Hunter was appointed to fill the vacancy on the Board of Directors and Compensation Committee effective August 18, 2003. Assuming the election of management's nominees to the Board of Directors, the Compensation Committee for fiscal 2004 shall consist of Messrs. Shah and Hunter. The functions of the Compensation Committee include:

  •
  reviewing and approving executive compensation policies and practices;

  •
  reviewing salaries and bonuses for certain officers of the Company;

  •
  administering the Company's 1996 Stock Incentive Plan and Employee Stock Purchase Plan, subject to the provisions set forth in each plan;

  •
  and considering such other matters as may be referred to the Compensation Committee by the Board of Directors from time to time.

        There were no meetings of the Compensation Committee during fiscal 2003.

Nominating Committee

        The Company's Nominating Committee for fiscal year 2003 was composed of Mr. and Mrs. Din and Mr. Ahmed. Assuming the election of management's nominees to the Board of Directors, the Nominating Committee for fiscal 2004 shall consist of Messrs. Shah, Lilligren and Ahmed, each of whom is "independent" as defined in the NASDAQ listing standards. The functions of the Nominating Committee are:

  •
  to assist the Board of Directors by identifying individuals qualified to become members, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders;

  •
  to recommend to the Board of Directors corporate governance guidelines and changes thereto;

  •
  to ensure that the Board of Directors and the Company's charter and bylaws are structured in a way that best serves the Company's practices and objectives;

  •
  to lead the Board of Directors in its annual review of the Board of Directors' performance; and

  •
  to recommend to the Board of Directors director nominees for each committee.

        Stockholders may recommend to the Board nominees for election as directors by writing to the Chief Executive Officer of the Company at the address of the Company's principal executive offices, as set forth on the first page of this Proxy Statement. The Chief Executive Officer will relay all such recommendations to the Nominating Committee. Candidates for director, whether nominated by stockholders, by current directors or by management, are submitted to the Nominating Committee for evaluation. In evaluating the suitability of candidates to serve on the Board of Directors, including stockholder nominees, the Nominating Committee seeks candidates who are "independent" as defined in the NASDAQ rules and meet certain selection criteria, including:

  •
  each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  •
  each director should be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

  •
  each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

  •
  each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

  •
  each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

        Prior to any meeting involving the election of directors, the Nominating Committee evaluates the candidates based on the foregoing suitability criteria and recommends the most qualified candidates to the Board of Directors. The selection criteria of the Nominating Committee are more fully set forth in the Nominating Committee charter, adopted by the Board of Directors on January 22, 2004, a copy of which is posted on the Company's website at http://www.enpointe.com. The Nominating Committee met once during fiscal 2003.

Code of Ethics

        The Company has adopted a code of ethics that is applicable to, among others, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and has posted such code on its corporate website at http://www.enpointe.com.

Stockholder Communications with Directors

        Stockholders may communicate directly with the Board of Directors or any member of the Board of Directors by writing to the Board or a specific member at the following address: c/o En Pointe Technologies, Inc., 100 N. Sepulveda Boulevard, 19th Floor, El Segundo, California 90245.

Directors' Compensation

        During fiscal 2003, the Company's outside directors received cash compensation of $2,500 for attendance at each Board of Directors meeting and $500 for each Board of Directors telephonic meeting and committee meeting. In addition, outside directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings. Commencing October 1, 2003, the Company will pay each outside director $1,000 per month in lieu of the foregoing cash compensation.

        During fiscal 2003, the Board of Directors formed a Strategic Review Committee (SRC") to explore strategic alternatives to enhancing stockholder value. Messrs. Garroutte, Hunter, and Larkins served on this committee and were paid fees of $22,917, $4,166 and $22,917, respectively. Of the total of $50,000 in fees paid to the SRC, $12,500 related to services performed in the first quarter of fiscal 2004.

        The Company's 1996 Stock Incentive Plan formerly provided that each non-employee director of the Company shall automatically be granted a non-qualified option to purchase 5,000 shares of Common Stock upon his or her election and reelection to the Board of Directors so long as such reelection occurs at least twelve months after his or her initial election to the Board of Directors of the Company. On October 29, 2001, the Board of Directors passed a corporate resolution to amend the Company's 1996 Incentive Plan by deleting the provision that provided for automatic grants of 5,000 non-qualified stock options to non-employee Board members. Instead, future options to Board members are to be at the discretion of the Compensation Committee.

Executive Officers

        The Company has five executive officers as follows:

Attiazaz ("Bob") Din	Chairman, President and Chief Executive Officer
Kevin D. Ayers	Vice President and Chief Financial Officer
Kevin B. Schatzle	Senior Vice President of Sales
Javed Latif	Senior Vice President of Operations
Kathy Perez	Vice President of Commercial Sales

        A biographical summary regarding Mr. Attiazaz ("Bob") Din is set forth in Proposal No. 1 under the heading "Directors." Biographical information with respect to the Company's other executive officers is set forth below:

        Kevin D. Ayers, 48, has served as Vice President and Chief Financial Officer of the Company since July 2000. From November 1998 to July 2000, Mr. Ayers served as the Company's Vice President and Controller. Prior to joining the Company as an employee, from March 1998 to November 1998, Mr. Ayers was an outside consultant to the Company, performing controllership functions. He performed a similar consulting engagement with another company from December 1997 to March 1998, before associating with the Company. From December 1995 to December 1997, Mr. Ayers served as Operations Controller for Xylan Corporation, a manufacturer of network switching equipment.

        Kevin B. Schatzle, 42, rejoined the Company as Senior Vice President of Sales in March 2002. Mr. Schatzle previously served as Senior Vice President of the Company from July 1995 until October 1, 1999, when he resigned his position with the Company to become the President of SupplyAccess Inc., a former affiliate of the Company. SupplyAccess ceased operations in April 2002 and assigned its assets for the benefit of creditors.

        Javed Latif, 54, rejoined the Company as Senior Vice President of Operations in August 2002. Prior to that time, he served as the Controller for SupplyAccess, Inc., a former affiliate of the Company, from September 2000 until August 2001. Mr. Latif previously has served as Executive Vice President and Chief Financial Officer of the Company from January 1, 1999 through June 2000. Prior to assuming the Chief Financial Officer duties, Mr. Latif was Executive Vice President of the Company from May 1994 to January 1999. Mr. Latif is Bob Din's brother-in-law.

        Kathy Perez, 45, has served as Vice President of Commercial Sales since April 2002. Ms. Perez joined the Company as a National Account Manager in 1993 and worked in that capacity until becoming Vice President of Business Development in June of 2000, a position she held until April 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid or accrued to the Chief Executive Officer and the four other most highly compensated officers of the Company (the "Named Executive Officers"), who were employed by the Company (or a wholly-owned subsidiary) during the fiscal year ended September 30, 2003.

							Long Term Compensation Awards
		Annual Compensation(1)
Name and Principal Position	Fiscal Year						Securities Underlying Options(#)
		Salary		Bonus
Attiazaz ("Bob") Din Chairman of the Board and Chief Executive Officer	2003 2002 2001	$690,805 489,583 500,000	(2) (3)	$	— — —		— — 50,000
Kevin D. Ayers Vice President and Chief Financial Officer	2003 2002 2001	$150,000 188,813 172,292	(5)		$5,000 — 55,000	(4) (4)	2,500 — 55,000
Kevin B. Schatzle Senior Vice President of Sales	2003 2002	$146,827 77,380	(7)		$58,500 —	(6)	— 200,000
Javed Latif Senior Vice President of Operations	2003 2002	$150,000 25,000	(9)		$28,334 —	(8)	100,000 —
Kathy Perez Vice President of Commercial Sales	2003 2002 2001	$150,000 187,500 240,000		$	— — 60,000	(10)	7,500 — 20,000

(1)
Does not include the value of perquisites and other personal benefits granted to the Named Executive Officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(2)
Includes payment of $190,805 for accrued vacation.

(3)
Includes two and one-half months of voluntary salary reduction in the aggregate amount of $10,417.

(4)
Consists of an accrued bonus for Mr. Ayers under his employment agreement.

(5)
Includes two months of voluntary salary reduction in the aggregate amount of $3,333 and payment of $19,230 for accrued vacation.

(6)
Consists of an accrued bonus for Mr. Schatzle under his employment agreement.

(7)
Mr. Schatzle was appointed Senior Vice President of Sales on March 18, 2002. Under terms of his employment agreement, his annual base salary is $150,000. An entity controlled by Mr. Schatzle, Phoenix LA, LLC, received an aggregate of approximately $100,000 for consulting services rendered during fiscal 2002. Such compensation is not reflected in the Summary Compensation Table

(8)
Consists of an accrued bonus for Mr. Latif under his employment agreement.

(9)
Mr. Latif was appointed Senior Vice President of Operations on August 6, 2002. Under terms of his employment agreement, his annual base salary is $150,000. From October 1, 2001 through June 30, 2002, Mr. Latif received an aggregate of approximately $38,500 in consulting fees. In addition, Okra Consulting, LLC, a partnership in which Mr. Latif was a general partner, received an aggregate of approximately $365,228 in legal and business consulting fees. Mr. Latif's consulting fees and fees paid by the Company to Okra Consulting, LLC are not reflected in the Summary Compensation Table.

(10)
Consists of an accrued bonus for Ms. Perez under her employment agreement.

Option Grants in Last Fiscal Year

        The following table sets forth stock options granted to the Named Executive Officers during fiscal 2003. In addition, in accordance with the rules and regulations of the SEC, the following table sets forth the hypothetical gains or "option spreads" that would exist for the options. Such gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date on which the options were granted over the full term of the options. The rates do not represent the Company's estimate or projection of future Common Stock prices, and no assurance can be given that any appreciation will occur or that the rates of annual compound stock appreciation assumed for the purposes of the following table will be achieved.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Last Fiscal Year
	Number of Securities Underlying Options Granted
Name			Exercise Price	Expiration Date
					5%	10%
Attiazaz ("Bob") Din	—	—	—	—	—	—
Kevin Ayers	2,500	1.1%	$1.25	10/1/2012	$1,965	$4,980
Kevin Schatzle	—	—	—	—	—	—
Javed Latif	100,000	42.3%	1.25	10/1/2012	78,612	199,218
Kathy Perez	7,500	3.2%	1.25	10/1/2012	5,896	14,941

Aggregated Option Exercises in Fiscal 2003 and Fiscal 2003 Year-End Option Values

        The following table sets forth stock option exercises during fiscal 2003 and year-end option values for options held by the Named Executive Officers:

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Attiazaz ("Bob") Din	—	—	61,620	13,380	$—	$—
Kevin Ayers	—	—	64,653	10,347	—	—
Kevin Schatzle	—	—	103,600	103,600	—	—
Javed Latif	—	—	41,080	58,920	—	—
Kathy Perez	—	—	71,485	28,015	—	—

(1)
Based on a per share price of $0.89, the closing price of the Common Stock as reported on the Nasdaq Small Cap Market on September 30, 2003.

Employment Agreements

        Mr. Din's employment agreement with the Company was originally entered into as of March 1, 1996, and was amended in April 1997. This agreement provides for an annual base salary of $500,000, plus, beginning in April 1997, a bonus equal to 3.5% of the Company's pre-tax net income (if $4.5 million or greater) and terminates on the later of (i) the fifth anniversary of the date the agreement was entered into, or (ii) five years following the date on which either Mr. Din or the Company gives a notice of non-renewal or termination. Upon termination of Mr. Din's employment agreement by the Company for reason other than "cause", as defined in the employment agreement, or by Mr. Din for "good reason", as defined in the employment agreement, Mr. Din will be entitled to receive, as severance pay, guaranteed monthly salary payments in the amount of Mr. Din's current salary for a period of five years, plus the payment of certain additional benefits, such as health insurance for the same term. However, Mr. Din's agreement prohibits him from competing with the Company for five years following the date of his termination. Pursuant to his employment agreement, Mr. Din is obligated, subsequent to his termination, to offer first to the Company any block of 50,000 shares or more of the Company's Common Stock offered by him or his wife for sale, if offered for sale other than pursuant to an over-the-counter or exchange transaction. Mr. Din's agreement also contains confidentiality, intellectual property rights and dispute resolution provisions.

        On July 17, 2000, the Company entered into a three year employment agreement with Mr. Ayers that provided for an annual base salary of $165,000 and provided for certain quarterly quantitative and qualitative bonuses of $10,000 (through the third quarter of fiscal 2001) and $5,000, respectively if certain pre-tax net income targets and certain qualitative targets are met. On March 28, 2002, the Company and Mr. Ayers agreed to terminate his existing employment agreement and entered into a new employment agreement covering the period from March 16, 2002 through July 16, 2003 that provided for an annual base salary of $150,000 and provided for quarterly bonuses at the discretion of the Chief Executive Officer and Board of Directors, conditional upon the Company's cumulative pre-tax net income being positive at the time of bonus consideration. The agreement automatically renewed at the end of the initial term on a month-to-month basis until terminated in accordance with its terms. In the event that Mr. Ayers's employment is terminated by the Company during the term of the agreement without "cause," as defined in the agreement, by Mr. Ayers for "good reason," as defined in the agreement, or because of his death or disability, Mr. Ayers will be entitled to receive, as severance pay, an amount equal to six months of his then-current base salary. Mr. Ayers's employment agreement also contains (i) certain non-solicitation provisions that expire eighteen (18) months after termination of such agreement and (ii) a dispute resolution provision.

        On March 28, 2002, the Company entered into a one year employment agreement with Mr. Schatzle that provided for an annual base salary of $150,000 and provided for quarterly bonuses at the discretion of the Chief Executive Officer and Board of Directors, conditional upon the Company's cumulative pre-tax income being positive at the time of bonus consideration. The agreement automatically renewed at the end of the initial term (March 17, 2003) on a month-to-month basis until terminated in accordance with its terms. Mr. Schatzle's employment agreement also contains (i) certain non-competition and non-solicitation provisions that expire six (6) months after termination of such agreement and (ii) a dispute resolution provision.

        On April 20, 2002, the Company entered into a one year employment agreement with Ms. Perez that provided for an annual base salary of $150,000 and provided for quarterly bonuses at the discretion of the Chief Executive Officer and Board of Directors, conditional upon the Company's cumulative pre-tax net income being positive at the time of bonus consideration. The agreement automatically renewed at the end of the initial term (March 17, 2003) on a month-to-month basis until terminated in accordance with its terms. In the event that (i) Ms. Perez's employment is terminated by the Company during the term of the agreement (and prior to April 30, 2005) without "cause," as defined in the agreement, by Ms. Perez for "good reason," as defined in the agreement, or because of her death or disability, and (ii) Mr. Din is no longer President of the Company, Ms. Perez will be entitled to receive, as severance pay, an amount equal to six (6) months of her then-current base salary. Ms. Perez's employment agreement also contains (i) certain non-competition and non-solicitation provisions that expire six (6) months after termination of such agreement and (ii) a dispute resolution provision.

        On March 28, 2002, the Company entered into an employment agreement with Mr. Latif that provided for an annual base salary of $150,000 and provided for quarterly bonuses at the discretion of the Chief Executive Officer and Board of Directors, conditional upon the Company's cumulative pre-tax net income being positive at the time of bonus consideration. The agreement automatically renewed at the end of the initial term (July 31, 2003) on a month-to-month basis until terminated in accordance with its terms. In the event that Mr. Latif's employment is terminated by the Company during the term of the agreement without "cause," as defined in the agreement, by Mr. Latif for "good reason," as defined in the agreement, or because of his death or disability, Mr. Latif will be entitled to receive, as severance pay, an amount equal to six months of his then-current base salary. Mr. Latif's employment agreement also contains (i) certain non-solicitation provisions that expire eighteen (18) months after termination of such agreement and (ii) a dispute resolution provision.

Other Compensation Arrangements

401(k) Plan

        Effective as of July 1993, the Company adopted the En Pointe Technologies, Inc. Employee Savings Plan (the "401(k) Plan"), which is a retirement profit sharing plan that covers all U.S. employees of the Company who are 21 years old or older and have completed six months of service. The 401(k) Plan provides that employees may elect to defer, in the form of contributions to the 401(k) Plan, up to 20% of the total compensation that would otherwise be paid to the employee, not to exceed $12,000 in 2003 (subject to adjustments annually as provided in the Internal Revenue Code).

        The Company may make discretionary matching contributions to the 401(k) Plan, but the Company has not made any contributions to the 401(k) Plan to date. Contributions are held under a group annuity contract and are invested in selected eligible investments. Employee contributions are fully-vested and non-forfeitable at all times.

Compensation Committee Interlocks and Insider Participation

        The members of the Company's Compensation Committee during the fiscal year ended September 30, 2003 consisted of Barry Abelson and Messrs. Briggs and Larkins, none of whom serves or has served as an executive officer or employee of the Company or any of its subsidiaries. On July 21, 2003, Mr. Abelson resigned from the Board of Directors and the Compensation Committee and, effective August 18, 2003, Mr. Hunter was appointed to fill such vacancies on the Board of Directors and Compensation Committee. Mr. Abelson serves as Chairman of the Executive Committee and Corporate and Securities Practice Group of the law firm Pepper Hamilton LLP, which firm provided certain legal services to the Company during fiscal year 2003. See "Certain Transactions." The Company is not aware of any "compensation committee interlocks" that existed during fiscal 2003.

Certain Transactions

        See "EXECUTIVE COMPENSATION—Employment Agreements" for a description of certain arrangements and transactions with executive officers and directors.

        During fiscal 2003, certain members of Mr. Din's family were employed by the Company and earned the following compensation:

Naureen Din	Spouse	Assistant Secretary	$104,068	Includes $35,358 paid accrued vacation
Ali Din	Son	Manager of e-business	$75,000
Shahzad Munawar	Brother	Director of e-business	$130,000	Includes $10,000 paid bonus
Waseem Munawar	Brother	Manager of EDI purchasing	$125,483
Shahid Jilini	Brother-in-Law	Account Executive	$74,034	Includes $6,000 paid bonus and $14,034 in commissions

        Periodically, Mr. Garroutte has served as a financial consultant for the Company in past years. In the fiscal year ended September 30, 2003, the Company paid approximately $90,000 to Mr. Garroutte for consulting services rendered during such year.

        During fiscal 2003, the law firm of Pepper Hamilton LLP, of which Barry Abelson serves as Chairman of the firm's Executive Committee and Corporate and Securities Practice Group, provided legal services to the Company for which it was paid approximately $57,000.

        In October 2003, Mr. Briggs became the Chairman, Chief Executive Officer and a significant stockholder of a newly-formed privately-held corporation, En Pointe Global Services, Inc. ("EGS"). EGS was formed to offer business process outsourcing to assist companies in reducing their back-office overhead expenses by providing offshore outsourcing alternatives. In connection with the formation of EGS, the Company advanced $300,000 to EGS and expects to provide an approximate additional $309,000 to EGS in the near future as a combination of an investment and interest-bearing note. The Company also plans to enter into an employee leasing agreement with EGS whereby Company employees will be leased to EGS on a cost-plus basis. The Company anticipates ultimately owning approximately one-third of EGS's capital stock and having a representative on EGS's board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such filing persons or entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely upon its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations that no other reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock, were made with respect to the Company's fiscal year ended September 30, 2003.

Report of the Compensation Committee

        The following report is submitted by the Compensation Committee of the Board of Directors with respect to the executive compensation policies established by the Compensation Committee and recommended to the Board of Directors regarding compensation paid or awarded to executive officers. The Compensation Committee determines the annual salary, bonus and other benefits, including incentive compensation awards, of the Company's senior management and recommends new employee benefit plans and changes to existing plans to the Company's Board of Directors. The salary and performance bonus of Bob Din, the Company's Chief Executive Officer, is determined in accordance with Mr. Din's Employment Agreement with the Company (see "Employment Agreements," above). The Compensation Committee did not meet during the fiscal year ended September 30, 2003, however, in early fiscal 2004 the Compensation Committee met to prepare and submit this report.

Compensation Policies and Objectives

        The Company's executive compensation policy is designed to attract and retain exceptional executives by offering compensation for superior performance that is highly competitive with other well-managed organizations. The Compensation Committee measures executive performance on an individual and corporate basis.

        There are three components to the Company's executive compensation program, and each is consistent with the stated philosophy as follows:

        Base Salary. Base salaries for executives and other key employees are determined by individual financial and non-financial performance, position in salary range and general economic conditions of the Company. For purposes of administering base pay, all executive positions are evaluated and placed in appropriate salary grades. Salary range midpoint levels are reviewed on an annual basis to ensure competitiveness with a peer group of comparable computer software and systems companies. In recommending salaries for executive officers, the Compensation Committee (i) reviews the historical performance of the executives, and (ii) formally reviews specific information provided by its accountants and other consultants, as necessary, with respect to the competitiveness of salaries paid to the Company's executives.

        Annual Bonus. Annual bonuses for executives and other key employees are tied directly to the Company's financial performance as well as individual performance. The purpose of annual cash bonuses is to reward executives for achievements of corporate, financial and operational goals. Annual cash bonuses are intended to reward the achievement of outstanding performance. When certain objective and subjective performance goals are not met, annual bonuses would be reduced or not paid.

        Long-Term Incentives. The purpose of these plans is to create an opportunity for executives and other key employees to share in the enhancement of stockholder value through stock options. The overall goal of this component of pay is to create a strong link between the management of the Company and its stockholders through management stock ownership and the achievement of specific corporate financial measures that result in the appreciation of Company share price. Stock options are awarded if the Company and individual goals are achieved or exceeded. The Compensation Committee previously has followed the practice of granting options annually on terms which provide that the options become exercisable in three (3) equal installments over a 27-month period. Beginning in August of 1998, most options were granted with a 48-month vesting period with pro-rata monthly vesting. The Compensation Committee believes that this feature not only provides an employee retention factor but also makes longer term growth in share prices important for those receiving options.

Fiscal Year 2003 Compensation

        The Company is required to disclose its policy regarding qualifying executive compensation deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a public corporation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 2004 will exceed the $1 million limit per officer. The Company's Executive Stock Option Plan, 1994 Stock Option Plan and 1996 Stock Incentive Plan are structured so that any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the plan, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation that will not be subject to the $1 million limitation.

                    The Compensation Committee of the
                    Board of Directors

                    Mark Briggs
                    Walter Larkins
                    Edward Hunter

Report of the Audit Committee

        Pursuant to a meeting of the Audit Committee on December 10, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Company's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PricewaterhouseCoopers LLP that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ended September 30, 2003.

                    The Audit Committee of the
                    Board of Directors

                    Timothy Lilligren
                    Edward Hunter
                    Walter Larkins

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOREGOING REPORTS OF THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH ON THE FOLLOWING PAGE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

STOCK PERFORMANCE GRAPH

        Set forth below is a line graph comparing the cumulative stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the RDG Technology Composite Index for the five years ended September 30, 2003.

        The Performance Graph is not necessarily an indicator of future price performance. The graph assumes the reinvestment of all dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG EN POINTE TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND THE RDG TECHNOLOGY COMPOSITE INDEX

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending September 30, 2004, and recommends that stockholders vote for ratification of such appointment. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

        PricewaterhouseCoopers LLP (including its predecessor, Coopers & Lybrand LLP) has audited the Company's financial statements annually since its fiscal year ended September 30, 1993. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Fees Paid to PricewaterhouseCoopers LLP

	Fiscal Year 2002	Fiscal Year 2003
Audit Fees	$209,900	$238,000
Audit-Related Fees	28,350	12,800
Tax Fees	—	—

Subtotal	$238,250	$250,800
All Other Fees	$—	$—

Total Fees	$238,250	$250,800

Services Provided by PricewaterhouseCoopers

        All services rendered by PricewaterhouseCoopers are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. Pursuant to SEC rules, the fees paid to PricewaterhouseCoopers for services are disclosed in the table above under the categories listed below.

  1)
  Audit Fees—These are fees for professional services performed by PricewaterhouseCoopers for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

  2)
  Audit-Related Fees—These are fees for assurance and related services performed by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; attestations by PricewaterhouseCoopers that are not required by statute or regulation; and consulting on financial accounting/reporting standards.

  3)
  Tax Fees—These are fees for professional services performed by PricewaterhouseCoopers with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from "Audit-Related" items.

  4)
  All Other Fees—These are fees for other permissible work performed by PricewaterhouseCoopers that does not meet the above category descriptions.

        These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in PricewaterhouseCoopers's core work, which is the audit of the Company's consolidated financial statements.

        The Audit Committee has determined that the provision of services, in addition to audit services, rendered by PricewaterhouseCoopers LLP and the fees paid therefore in fiscal 2003 were compatible with maintaining PricewaterhouseCoopers LLP's independence.

STOCKHOLDER PROPOSALS

        Any stockholder desiring to submit a proposal for action at the 2005 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than September 29, 2004 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

        Additionally, if the Company is not provided notice of stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by December 13, 2004, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

        Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                    By Order of the Board of Directors

                    Bob Din
                     Chief Executive Officer

January 27, 2004

        THE ANNUAL REPORT TO STOCKHOLDERS OF THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003 IS THE COMPANY'S ANNUAL REPORT ON FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 2003, AND WHICH IS BEING MAILED CONCURRENTLY WITH THIS PROXY STATEMENT (WITHOUT EXHIBITS) TO ALL STOCKHOLDERS OF RECORD AS OF JANUARY 9, 2004. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

EXHIBIT A
EN POINTE TECHNOLOGIES, INC.
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
AS OF JANUARY 2004
MISSION STATEMENT

        Our audit committee ("Committee") will assist our Board of Directors ("Board") and to a certain extent, our Company officers and general management team ("Management"), in fulfilling their oversight responsibilities. Our Committee will review our financial reporting process, our system of internal control, our audit process, and our process for monitoring compliance with laws and regulations and with our code of conduct. In performing its duties, our Committee will maintain effective working relationships with our Board, Management, and our external auditors.

ORGANIZATION

•
The Committee shall consist of three or more members who shall be "independent" within the meaning of the Rules of the National Association of Securities Dealers ("NASD") and U.S. federal law and regulations. The Company's criteria for director independence, which implements NASD and SEC guidelines, are attached hereto as Exhibit A.

•
As a prerequisite, each member must be able to read and understand fundamental financial statements at the time of appointment.

•
At least one member will have or have had prior employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such member's "financial sophistication." This experience shall include any one of the following:

•
education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or experience in positions that involve the performance of similar functions;

•
experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•
experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

•
other relevant experience (note the Company will have to identify the relevant experience if relying on this).

•
In addition, the "financially sophisticated" member shall possess all of the following attributes:

•
an understanding of generally accepted accounting principles and financial statements;

•
the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

•
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities;

•
an understanding of internal control over financial reporting; and

  •
  an understanding of audit committee functions.

•
Our Committee will meet, as frequently as circumstances dictate, but no less than four times a year on a quarterly basis in conjunction with our preparation and public release of financial information in the form of 10-Qs, 10-Ks, and specially called meetings in conjunction with other public releases which involve significant public financial disclosure. Our Committee members will be appointed in connection with the annual election of the Board by the shareholders. The Board will appoint the members and the Committee's chairperson upon the recommendation of the Nominating Committee to serve for a one-year terms.

•
The Company shall provide the Committee with such funding as the Committee reasonably decides is adequate for the engagement, management and retention of the Company's independent auditors and the performance of the Committee's other functions as detailed in this Charter, including ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

ROLES AND RESPONSIBILITIES

INTERNAL CONTROL

•
Evaluate whether our Management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

•
Focus on the extent to which the external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

•
Review on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with Management and the independent auditors to review the adequacy of such internal controls and to review before filing any periodic report, the disclosure regarding such system of internal controls contained in the certifications by the Company's chief executive officer and chief financial officer and the attestations or reports by the independent auditors relating to the adequacy of such internal controls contained in the Company's annual report.

•
Ensure that the external auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

•
Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

FINANCIAL REPORTING

•
Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

•
Ask Management and the external auditors about significant risks and exposures and the plans to minimize such risks;

•
Review the annual and interim financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

•
Meet at least annually with Management and the external auditors to review the financial statements and the results of the audit or quarterly review;

•
Review with financial Management and the independent auditors their judgement about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made in preparing the financial statements;

•
Review with financial Management and the independent auditors the results of their analysis of significant financial reporting issues and practices, including changes in or adoptions of accounting principles and disclosure practices, review significant period-end adjustments and discuss any other matters required to be communicated to the Committee by the auditors;

•
Review the MD&A and other sections of the annual and interim reports before there release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations; and

•
Ensure that the external auditors communicate certain required matters, including those set forth in AICPA SAS 61 to the Committee.

COMPLIANCE WITH LAWS AND REGULATIONS

•
Review the effectiveness of our system for monitoring compliance with laws and regulations and the results of Management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

•
Receive any complaints or reports by outside legal counsel regarding evidence of material violations of securities laws or breaches of fiduciary duties as required by rules and regulations promulgated by the Securities and Exchange Commission (the "SEC").

•
Periodically obtain updates from Management, general counsel and tax director regarding compliance;

•
Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

•
Review the findings of any examinations by regulatory agencies such as the SEC.

COMPLIANCE WITH CODE OF CONDUCT

•
Participate in implementing the Company's written code of conduct applicable to all directors, officers and employees that complies with both the requirements of the Nasdaq Stock Market and the rules and regulations promulgated by the SEC. Ensure that all employees are aware of the code of conduct;

•
Evaluate whether Management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices;

•
Review the program for monitoring compliance with the code of conduct; and

•
Periodically obtain updates from Management and general counsel regarding compliance.

EXTERNAL AUDIT

•
Approve in advance the engagement of the external auditors and review the auditors' proposed audit scope and approach;

•
Annually adopt and approve pre-approval policies and procedures which are detailed as to the particular services;

•
Review the performance and services of the external auditors and appoint or discharge the external auditors;

•
Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with Independence Standards Board Standard 1; and

•
The Committee has the ultimate authority and responsibility to appoint, set compensation for, retain, evaluate and, where appropriate, replace the external auditors (or to nominate the external auditors to be proposed for shareholder approval in the proxy statement) and approve any audit, review or attestation services performed by any public accounting firm).

OTHER RESPONSIBILITIES

•
Review and approve in advance all related party transactions as such transactions are required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended.

•
Meet with the external auditors and Management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

•
Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis;

•
Review, with our company counsel, any legal matters that could have a significant impact on our financial statements;

•
Review the policies and procedures in effect for considering officers' expenses and perquisites;

•
If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

•
Perform other oversight functions as requested by the full Board; and

•
Review and update the charter at least annually; receive approval of changes from the Board.

REPORTING RESPONSIBILITIES

•
Regularly update the Board about Committee activities and make appropriate recommendations; and

•
Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement, as applicable.

Exhibit A
Director Independence

        "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          (A)  a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

          (B)  a director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following: (i) compensation for board or board committee service; (ii) payments arising solely from investments in the company's securities; (iii) compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Act. Provided, however, that audit committee members are subject to additional, more stringent requirements under NASD Rule 4350(d).

          (C)  a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

          (D)  a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company's securities; or (ii) payments under non-discretionary charitable contribution matching programs;

          (E)  a director of the listed company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity;

          (F)  a director who is, or has a Family Member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years;

          (G)  a director who is an affiliate of the Company or any of its subsidiaries; or

          (H)  a director, or a Family Member of a director, who has, except in his or her capacity as a director or committee member, (i) directly or indirectly accepted any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries (except for fixed amounts of compensation under a retirement plan for prior service with the company, provided that such compensation is not contingent in any way on continued service).

\*/ DETACH PROXY CARD HERE \*/

PROXY

EN POINTE TECHNOLOGIES, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF THE STOCKHOLDERS — FEBRUARY 24, 2004

        The undersigned hereby nominates, constitutes and appoints Attiazaz "Bob" Din and Zubair Ahmed, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of EN POINTE TECHNOLOGIES, INC. which the undersigned is entitled to represent and vote at the 2004 Annual Meeting of Stockholders of the Company to be held at the Marina/Manhattan Room at the DoubleTree Club Hotel, 1985 East Grand Avenue, El Segundo, California 90245, on February 24, 2004, at 8:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

(Continued, and to be marked, dated and signed, on the other side)

\*/ DETACH PROXY CARD HERE \*/

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2

1. Election of Directors
☐	FOR all nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Election of the following nominees as directors: Attiazaz "Bob" Din, Naureen Din, Zubair Ahmed, Mansoor Shah, Timothy Lilligren and Edward Hunter
(INSTRUCTIONS: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)
EXCEPTIONS
2. Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for fiscal year ending September 30, 2004:
☐ FOR ☐ AGAINST ☐ ABSTAIN 3. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.
IMPORTANT — PLEASE SIGN AND DATE AND RETURN PROMPTLY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.
	Date		, 2004
(Signature of stockholder)
(Signature of stockholder)
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

Please Detach Here
\*/ You Must Detach This Portion of the Proxy Card \*/
Before Returning it in the Enclosed Envelope

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG EN POINTE TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX, AND THE RDG TECHNOLOGY COMPOSITE INDEX
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Fees Paid to PricewaterhouseCoopers LLP
STOCKHOLDER PROPOSALS
OTHER MATTERS
ORGANIZATION
ROLES AND RESPONSIBILITIES